UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

MFS® Multimarket Income Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site, and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-637-2304 or by logging into your Investor Center account at www.computershare.com/investor.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-637-2304 to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MMT-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Multimarket Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Multimarket Income Trust

New York Stock Exchange Symbol: MMT

Contact information	back cover

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
High Yield Corporates	61.6%
Investment Grade Corporates	29.5%
Emerging Markets Bonds	25.6%
Commercial Mortgage-Backed Securities	1.4%
Collateralized Debt Obligations	1.2%
Asset-Backed Securities	0.8%
Municipal Bonds	0.7%
Mortgage-Backed Securities	0.5%
Floating Rate Loans	0.3%
U.S. Treasury Securities	(11.5)%
Non-U.S. Government Bonds	(12.0)%

Portfolio facts (i)
Average Duration (d)	5.5
Average Effective Maturity (m)	6.8 yrs.

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	2.3%
AA	4.4%
A	10.5%
BBB	30.7%
BB	38.6%
B	24.5%
CCC	10.4%
C	0.1%
D	0.1%
U.S. Government	1.3%
Federal Agencies	0.5%
Not Rated	(25.3)%
Non-Fixed Income	1.4%
Cash & Cash Equivalents (Less Liabilities)	(25.9)%
Other	26.4%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, shares of the MFS Multimarket Income Trust (fund) provided a total return of 5.69%, at net asset value, and a total return of 2.77%, at market value. This compares with a return of 3.42% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Multimarket Income Trust Blended Index (Blended Index), generated a return of 4.05%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing

Management Review – continued

production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Factors Affecting Performance

Relative to the Blended Index, the fund’s bond selection within the “BB” rated (r) credit quality segment held back relative performance.

Conversely, in terms of allocation, the fund’s greater-than-benchmark exposure to the industrials and government-related local authorities sectors contributed to performance. The fund’s exposure to credit options, particularly to the Markit iTraxx Crossover Index Option, aided relative performance as bond spreads widened in March. The fund’s exposure to the commercial mortgage backed securities (CMBS) sector also helped in relative terms. Strong bond selection within both the industrials and government-related sovereign sectors, particularly within “CCC” and “B” rated bonds, was another source of relative strength. Additionally, the combination of the fund’s longer duration (d) stance and its positioning along the yield curve (y) further supported relative results.

The fund employs leverage and, to the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the use of leverage was a positive contributor to relative performance.

Respectfully,

Portfolio Manager(s)

Robert Spector, Ward Brown, David Cole, Pilar Gomez-Bravo, Andy Li, Henry Peabody, Robert Persons, Matt Ryan, and Michael Skatrud

Note to Shareholders: Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the Fund.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Multimarket Income Trust

		Date		Price

Year Ended 10/31/20	Net Asset Value	10/31/20		$6.19
		10/31/19		$6.38
	New York Stock Exchange Price	10/31/20		$5.67
		1/24/20	(high) (t)	$6.37
		3/18/20	(low) (t)	$4.03
		10/31/19		$6.01

Total Returns vs Benchmark(s)

Year Ended 10/31/20	MFS Multimarket Income Trust at
	New York Stock Exchange Price (r)	2.77%
	Net Asset Value (r)	5.69%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	3.42%
	MFS Multimarket Income Trust Blended Index (f)(w)	4.05%
	Bloomberg Barclays Global Aggregate Credit Index (f)	6.23%
	Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	5.76%

	JPMorgan Emerging Markets Bond Index Global (f)	1.97%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of all distributions.

(t)	For the period November 1, 2019 through October 31, 2020.

(w)

As of October 31, 2020, the MFS Multimarket Income Trust Blended Index (a custom index) was comprised of 50% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% JPMorgan Emerging Markets Bond Index Global, 20% Bloomberg Barclays Global Aggregate Credit Index, and 10% Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Credit Index (a) – a subset of the Global Aggregate Index, and contains investment grade credit securities from the U.S. Aggregate, Pan-European Aggregate, Asian-Pacific Aggregate, Eurodollar, 144A, and Euro-Yen indices. Credit securities are publicly issued corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

Bloomberg Barclays U.S. Government/Mortgage Bond Index (a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s target annual distribution rate is calculated based on an annual rate of 8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENT TYPES AND PRINCIPAL RISKS

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets in fixed income securities. This policy may not be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) considers debt instruments of all types to be fixed income securities.

MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.

MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.

MFS normally invests the fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.

The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

Principal Risks

The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund’s other service providers may experience disruptions or operating errors that could negatively impact the fund.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire foreign investment in a particular country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Equity Market Risk: Equity markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.

Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the 1940 Act to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.

Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.

Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.

Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, portfolio investments may be sold at less than opportune times to fund the distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.

Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors’ interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of October 31, 2020, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of October 31, 2020), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)	21.16%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings	0.79%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings	0.17%

Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-12.90%	-6.55%	-0.21%	6.13%	12.47%

Fund total return is composed of two elements – the distributions paid by the fund to fund shareholders (the amount of which is largely determined by the net investment income of the fund after paying interest and other expenses on any line of credit borrowings and expenses on any other forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the fund owns. As required by SEC rules, the table assumes that the fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.

Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment management area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018; Portfolio Manager of Man GLG from 2014 to 2018.

Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to 2019.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

The following information in this annual report is a summary of certain changes since October 31, 2019. This information may not reflect all of the changes that have occurred since you purchased this fund.

On August 27, 2020, MFS publically announced that effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the fund.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
Bonds - 122.7%
Aerospace - 2.3%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$1,108,000	$806,070
Bombardier, Inc., 7.875%, 4/15/2027 (n)		550,000	400,659
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		605,000	524,838
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)		324,000	356,511
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		290,000	315,745
L3Harris Technologies, Inc., 3.85%, 6/15/2023		600,000	647,898
Lockheed Martin Corp., 2.8%, 6/15/2050		679,000	701,703
Moog, Inc., 4.25%, 12/15/2027 (n)		915,000	939,019
Rolls-Royce Holdings PLC, 5.75%, 10/15/2027	GBP	400,000	518,670
TransDigm, Inc., 6.5%, 7/15/2024		$635,000	634,206
TransDigm, Inc., 6.25%, 3/15/2026 (n)		1,327,000	1,383,384
TransDigm, Inc., 6.375%, 6/15/2026		605,000	603,306
TransDigm, Inc., 5.5%, 11/15/2027		570,000	556,462

			$8,388,471
Asset-Backed & Securitized - 3.3%
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.248% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)		$475,000	$447,581
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.632%, 4/15/2053 (i)		998,850	112,263
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.751% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)		827,331	855,709
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)		511,000	515,017
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)		145,449	148,552
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)		437,500	447,426
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)		98,715	99,207
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)		3,257,292	76,592
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.048%, 11/10/2052		2,000,000	2,190,161
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.917% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)		2,500,000	2,385,927
Lehman Brothers Commercial Conduit Mortgage Trust, 0.938%, 2/18/2030 (i)		46,026	1
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 1.175% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)		2,103,025	2,084,828
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.279% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)		350,000	344,785
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.998% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)		571,500	575,768

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Capital I Trust, “2019-H7, ”A4“, 3.261%, 7/15/2052		$1,289,610	$1,423,942
Securitized Term Auto Receivable Trust, 2019-CRTA, ”B“, 2.453%, 3/25/2026 (n)		329,039	335,131
Securitized Term Auto Receivable Trust, 2019-CRTA, ”C“, 2.849%, 3/25/2026 (n)		421,877	430,933

			$12,473,823
Automotive - 3.3%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)		$675,000	$646,232
Adient U.S. LLC, 7%, 5/15/2026 (n)		60,000	64,004
Allison Transmission, Inc., 5%, 10/01/2024 (n)		1,420,000	1,432,709
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)		405,000	442,969
American Axle & Manufacturing, Inc., 6.25%, 3/15/2026		335,000	335,737
Daimler AG, 0.75%, 9/10/2030	EUR	250,000	295,489
Dana, Inc., 5.5%, 12/15/2024		$95,000	96,425
Dana, Inc., 5.375%, 11/15/2027		513,000	529,673
Dana, Inc., 5.625%, 6/15/2028		176,000	184,747
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	625,000	763,355
Ferrari N.V., 1.5%, 5/27/2025		616,000	732,575
Fiat Chrysler Automobiles N.V., 3.875%, 1/05/2026		593,000	754,798
General Motors Co., 6.125%, 10/01/2025		$557,000	651,876
Hyundai Capital America, 6.375%, 4/08/2030 (n)		626,000	799,917
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		920,000	967,150
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)		905,000	911,787
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		885,000	923,188
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)		220,000	229,900
Schaeffler AG, 2.75%, 10/12/2025	EUR	500,000	578,225
Volkswagen International Finance N.V., 1.625%, 2/10/2024	GBP	200,000	263,030
Volkswagen International Finance N.V., 0.875%, 9/22/2028	EUR	200,000	236,623
Volkswagen International Finance N.V., 3.5% to 6/17/2025, FLR (EUR Swap Rate - 5yr. + 3.746%) to 6/17/2030, FLR (EUR Swap Rate - 5yr. + 3.996%) to 6/17/2045, FLR (EUR Swap Rate - 5yr. + 4.746%) to 12/31/2099		300,000	352,085

			$12,192,494
Broadcasting - 2.1%
Discovery, Inc., 4.125%, 5/15/2029		$219,000	$249,789
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)		400,000	416,500
iHeartCommunications, Inc., 8.375%, 5/01/2027		440,000	426,892
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)		190,000	187,541
Netflix, Inc., 5.875%, 2/15/2025		1,340,000	1,515,875

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
Netflix, Inc., 3.625%, 6/15/2025 (n)		$555,000	$576,506
Netflix, Inc., 4.375%, 11/15/2026		405,000	439,620
Netflix, Inc., 5.875%, 11/15/2028		530,000	633,241
Netflix, Inc., 5.375%, 11/15/2029 (n)		200,000	234,250
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		1,015,000	1,058,137
Prosus N.V., 1.539%, 8/03/2028	EUR	150,000	176,641
Prosus N.V., 3.68%, 1/21/2030 (n)		$251,000	273,146
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		1,297,000	1,305,502
WPP Finance, 3.75%, 9/19/2024		352,000	384,781

			$7,878,421
Brokerage & Asset Managers - 1.2%
Deutsche Boerse AG, 1.25% to 6/17/2027, FLR (EUR Swap Rate - 5yr. + 1.681%) to 6/16/2047	EUR	100,000	$116,756
Euroclear Bank S.A., 0.125%, 7/07/2025		158,000	186,086
Euroclear Investments S.A., 2.625%, 4/11/2048		400,000	508,486
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$450,000	510,516
Intercontinental Exchange, Inc., 1.85%, 9/15/2032		280,000	277,543
Low Income Investment Fund, 3.386%, 7/01/2026		185,000	197,068
Low Income Investment Fund, 3.711%, 7/01/2029		490,000	535,150
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		1,340,000	1,373,500
Raymond James Financial, 4.65%, 4/01/2030		658,000	796,571

			$4,501,676
Building - 4.2%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		$845,000	$876,688
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		1,000,000	1,015,000
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		1,086,000	1,065,366
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)		238,000	262,159
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)		330,000	332,475
Core & Main LP, 6.125%, 8/15/2025 (n)		792,000	803,880
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)		570,000	592,800
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)		170,000	173,664
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		451,000	525,521
HD Supply, Inc., 5.375%, 10/15/2026 (n)		880,000	920,515
Holcim Finance (Luxembourg) S.A., 2.375%, 4/09/2025	EUR	489,000	624,266
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		$360,000	369,000
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		600,000	636,000
Masco Corp., 2%, 10/01/2030		1,302,000	1,300,781
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		771,000	797,021
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		406,000	438,480
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		710,000	769,235

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		$734,000	$724,825
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		545,000	545,000
SRS Distribution, Inc., 8.25%, 7/01/2026 (n)		485,000	511,675
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		710,000	731,300
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		354,000	344,560
Summit Materials LLC/Summit Materials Finance Co., 5.25%, 1/15/2029 (n)		333,000	342,990
Vulcan Materials Co., 3.5%, 6/01/2030		550,000	617,174
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		440,000	451,000

			$15,771,375
Business Services - 2.4%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)		$805,000	$830,241
CDK Global, Inc., 4.875%, 6/01/2027		925,000	958,601
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	950,000	1,082,419
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$180,000	197,800
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		275,000	281,875
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)		342,000	350,977
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)		640,000	651,808
MSCI, Inc., 4.75%, 8/01/2026 (n)		890,000	924,487
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		879,000	965,395
QualityTech LP/QTS Finance Corp., 4.75%, 11/15/2025 (n)		290,000	300,469
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)		325,000	354,234
Switch, Ltd., 3.75%, 9/15/2028 (n)		591,000	591,739
Tencent Holdings Ltd., 3.8%, 2/11/2025		700,000	768,425
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		640,000	688,000

			$8,946,470
Cable TV - 6.0%
Cable One, Inc., 4%, 11/15/2030 (n)		$220,000	$223,300
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		1,870,000	1,938,554
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)		1,545,000	1,612,022
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		1,845,000	1,940,663
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		555,000	576,787
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		347,000	468,844
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., 4.8%, 3/01/2050		271,000	308,723
Comcast Corp., 3.75%, 4/01/2040		307,000	357,339
CSC Holdings LLC, 5.5%, 5/15/2026 (n)		665,000	691,932

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		$2,775,000	$2,924,156
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		555,000	593,320
DISH DBS Corp., 5.875%, 11/15/2024		715,000	719,315
DISH DBS Corp., 7.75%, 7/01/2026		750,000	794,989
Eutelsat S.A., 2.25%, 7/13/2027	EUR	400,000	495,275
Eutelsat S.A., 1.5%, 10/13/2028		400,000	464,230
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)		$570,000	334,163
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)		310,000	193,750
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		595,000	632,187
SES S.A., 2%, 7/02/2028	EUR	293,000	359,943
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)		$1,100,000	1,134,320
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)		530,000	576,878
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		1,200,000	1,260,000
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)		675,000	671,625
Time Warner Cable, Inc., 4.5%, 9/15/2042		210,000	228,124
Videotron Ltd., 5.375%, 6/15/2024 (n)		135,000	146,813
Videotron Ltd., 5.125%, 4/15/2027 (n)		1,610,000	1,702,575
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		1,020,000	1,048,050

			$22,397,877
Chemicals - 1.3%
Axalta Coating Systems Ltd., 4.875%, 8/15/2024 (n)		$910,000	$928,200
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		357,000	373,958
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		605,000	562,650
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		559,000	552,012
Ingevity Corp., 3.875%, 11/01/2028 (n)		701,000	713,267
Sasol Financing (USA) LLC, 6.5%, 9/27/2028		350,000	335,825
SPCM S.A., 4.875%, 9/15/2025 (n)		805,000	828,184
SPCM S.A., 2.625%, 2/01/2029	EUR	292,000	339,228
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)		$350,000	368,375

			$5,001,699
Computer Software - 1.3%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)		$1,070,000	$1,112,800
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)		257,000	301,936
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		863,000	982,743
Microsoft Corp., 2.525%, 6/01/2050		529,000	539,136
Microsoft Corp., 3.95%, 8/08/2056		293,000	376,052
Microsoft Corp., 2.675%, 6/01/2060		61,000	62,283
PTC, Inc., 3.625%, 2/15/2025 (n)		750,000	763,594
PTC, Inc., 4%, 2/15/2028 (n)		380,000	392,825
VeriSign, Inc., 4.75%, 7/15/2027		405,000	429,300

			$4,960,669

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - Systems - 1.6%
Apple, Inc., 4.5%, 2/23/2036		$1,100,000	$1,455,838
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)		227,000	229,837
Capgemini SE, 2%, 4/15/2029	EUR	300,000	393,112
Capgemini SE, 1.125%, 6/23/2030		200,000	243,439
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		$1,495,000	1,659,450
Fair Isaac Corp., 4%, 6/15/2028 (n)		126,000	130,253
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		720,000	727,200
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,065,000	1,131,914

			$5,971,043
Conglomerates - 4.0%
Amsted Industries Co., 5.625%, 7/01/2027 (n)		$1,015,000	$1,065,750
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		1,200,000	1,243,956
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		260,000	262,600
Carrier Global Corp., 2.722%, 2/15/2030 (n)		868,000	905,947
CFX Escrow Corp., 6.375%, 2/15/2026 (n)		795,000	836,737
EnerSys, 5%, 4/30/2023 (n)		870,000	893,925
EnerSys, 4.375%, 12/15/2027 (n)		460,000	472,650
Gates Global LLC, 6.25%, 1/15/2026 (n)		930,000	962,550
General Electric Co., 0.875%, 5/17/2025	EUR	275,000	320,573
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)		$455,000	472,063
Griffon Corp., 5.75%, 3/01/2028		815,000	849,637
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		805,000	806,610
MTS Systems Corp., 5.75%, 8/15/2027 (n)		810,000	820,895
Roper Technologies, Inc., 4.2%, 9/15/2028		343,000	405,785
Roper Technologies, Inc., 2.95%, 9/15/2029		270,000	295,392
Roper Technologies, Inc., 2%, 6/30/2030		658,000	668,854
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		830,000	887,062
Thyssenkrupp AG, 2.875%, 2/22/2024	EUR	200,000	215,828
TriMas Corp., 4.875%, 10/15/2025 (n)		$1,760,000	1,788,600
WESCO Distribution, Inc., 7.125%, 6/15/2025 (n)		298,000	321,095
WESCO Distribution, Inc., 7.25%, 6/15/2028 (n)		298,000	326,310

			$14,822,819
Construction - 1.5%
Lennar Corp., 4.75%, 11/29/2027		$640,000	$732,800
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		230,000	243,225
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		700,000	710,500
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)		790,000	797,900
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)		230,000	254,150
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)		220,000	238,850
Toll Brothers Finance Corp., 4.875%, 11/15/2025		570,000	631,275
Toll Brothers Finance Corp., 4.35%, 2/15/2028		1,050,000	1,146,411
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		844,000	854,820

			$5,609,931

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - 1.3%
Coty, Inc., 6.5%, 4/15/2026 (n)		$715,000	$559,523
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		550,000	555,225
LVMH Moet Hennessy Louis Vuitton SE, 0.375%, 2/11/2031	EUR	200,000	236,471
Mattel, Inc., 6.75%, 12/31/2025 (n)		$730,000	767,777
Mattel, Inc., 5.875%, 12/15/2027 (n)		342,000	371,651
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)		630,000	654,412
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		500,000	538,090
Reckitt Benckiser Treasury Services PLC, 0.375%, 5/19/2026	EUR	311,000	371,881
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$396,000	435,644
Reckitt Benckiser Treasury Services PLC, 1.75%, 5/19/2032	GBP	212,000	286,087

			$4,776,761
Consumer Services - 2.1%
Adevinta ASA, 3%, 11/15/2027	EUR	100,000	$117,693
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$228,000	238,838
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		615,000	655,910
ANGI Group LLC, 3.875%, 8/15/2028 (n)		565,000	558,644
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		550,000	587,125
Garda World Security Corp., 4.625%, 2/15/2027 (n)		280,000	273,000
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		486,000	518,805
Match Group, Inc., 5%, 12/15/2027 (n)		655,000	681,292
Match Group, Inc., 4.625%, 6/01/2028 (n)		835,000	864,517
Realogy Group LLC, 9.375%, 4/01/2027 (n)		725,000	767,739
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		695,000	713,417
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2027 (n)		1,052,000	761,357
Visa, Inc., 4.15%, 12/14/2035		465,000	594,368
Visa, Inc., 3.65%, 9/15/2047		273,000	335,253

			$7,667,958
Containers - 2.6%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)		$685,000	$696,131
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)		940,000	964,910
Berry Global Group, Inc., 4.875%, 7/15/2026 (n)		520,000	543,897
Berry Global Group, Inc., 5.625%, 7/15/2027 (n)		365,000	381,843
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.5%, 1/15/2023		927,000	964,080
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		1,080,000	1,148,715
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		305,000	316,438
DS Smith PLC, 0.875%, 9/12/2026	EUR	350,000	410,161
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)		$635,000	624,681

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - continued
Greif, Inc., 6.5%, 3/01/2027 (n)		$180,000	$188,775
Reynolds Group, 4%, 10/15/2027 (n)		565,000	572,063
San Miguel Industrias PET S.A., 4.5%, 9/18/2022		839,000	846,576
Silgan Holdings, Inc., 4.75%, 3/15/2025		870,000	887,400
Silgan Holdings, Inc., 4.125%, 2/01/2028		508,000	527,710
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)		600,000	642,120

			$9,715,500
Electrical Equipment - 0.4%
CommScope Technologies LLC, 6%, 6/15/2025 (n)		$398,000	$394,569
CommScope Technologies LLC, 5%, 3/15/2027 (n)		715,000	667,199
Telefonaktiebolaget LM Ericsson, 1.875%, 3/01/2024	EUR	500,000	610,275

			$1,672,043
Electronics - 1.6%
ASML Holding N.V., 0.625%, 5/07/2029	EUR	127,000	$154,774
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$767,000	846,677
Broadcom, Inc., 4.15%, 11/15/2030		211,000	236,378
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)		389,000	412,826
Entegris, Inc., 4.625%, 2/10/2026 (n)		1,000,000	1,027,500
Entegris, Inc., 4.375%, 4/15/2028 (n)		320,000	332,800
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		710,000	779,012
Sensata Technologies B.V., 5%, 10/01/2025 (n)		785,000	856,942
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		1,205,000	1,259,225

			$5,906,134
Emerging Market Quasi-Sovereign - 8.2%
Abu Dhabi Crude Oil Pipeline, 3.65%, 11/02/2029		$1,100,000	$1,241,713
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)		1,015,491	1,131,166
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)		946,000	975,563
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	650,000	774,657
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029		$964,000	1,028,741
China Construction Bank Corp., Hong Kong Branch, 1.25%, 8/04/2025		1,050,000	1,042,367
CNPC (HK) Overseas Capital Ltd. (People’s Republic of China), 4.5%, 4/28/2021 (n)		1,242,000	1,263,015
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026 (n)		423,000	446,534
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		1,306,000	1,378,660
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		1,034,000	1,105,224

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		$1,052,000	$1,086,253
Export-Import Bank of India, 3.375%, 8/05/2026		1,366,000	1,440,228
Gaz Capital S.A. (Russian Federation), 4.95%, 2/06/2028 (n)		492,000	548,186
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048 (n)		984,000	1,307,299
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027		863,000	940,135
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		508,000	531,630
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		1,091,000	1,160,255
NAK Naftogaz Ukraine via Standard Bank London Holdings
PLC, 7.625%, 11/08/2026 (n)		869,000	811,871
NTPC Ltd. (Republic of India), 4.25%, 2/26/2026		613,000	651,791
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)		373,000	467,227
Petroleos del Peru S.A., 4.75%, 6/19/2032		1,067,000	1,163,243
Petroleos Mexicanos, 6.49%, 1/23/2027		904,000	842,528
Petroleos Mexicanos, 5.35%, 2/12/2028		1,000,000	854,190
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		650,000	698,750
PT Pertamina (Persero) (Republic of Indonesia), 6.5%, 11/07/2048 (n)		1,200,000	1,607,851
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		547,000	571,757
Sinopec Capital (2013) Ltd. (People’s Republic of China), 3.125%, 4/24/2023 (n)		666,000	696,636
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,367,000	1,556,228
State Grid Overseas Investment (2014) Ltd. (People’s Republic of China), 4.125%, 5/07/2024 (n)		1,563,000	1,716,739
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		1,152,000	1,364,383

			$30,404,820
Emerging Market Sovereign - 8.5%
Arab Republic of Egypt, 6.588%, 2/21/2028		$1,087,000	$1,092,652
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	1,011,000	1,125,064
Arab Republic of Egypt, 7.903%, 2/21/2048		$1,120,000	1,060,024
Dominican Republic, 5.875%, 1/30/2060 (n)		2,234,000	2,133,470
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		1,415,000	1,468,572
Government of Ukraine, 7.75%, 9/01/2023		1,061,000	1,103,440
Government of Ukraine, 7.253%, 3/15/2033 (n)		492,000	461,868
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		824,000	711,738
Kingdom of Saudi Arabia, 4.375%, 4/16/2029 (n)		942,000	1,107,594
Republic of Angola, 9.5%, 11/12/2025		400,000	342,042
Republic of Angola, 8.25%, 5/09/2028		491,000	385,877

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Argentina, 1%, 7/09/2029		$68,749	$28,187
Republic of Argentina, 0.125%, 7/09/2030		571,640	209,792
Republic of Argentina, 0.125%, 7/09/2035		1,047,289	342,463
Republic of Colombia, 5%, 6/15/2045		1,050,000	1,226,400
Republic of Cote d’Ivoire, 5.25%, 3/22/2030	EUR	750,000	841,728
Republic of Ghana, 8.125%, 3/26/2032 (n)		$593,000	544,746
Republic of Guatemala, 6.125%, 6/01/2050 (n)		792,000	975,752
Republic of Hungary, 7.625%, 3/29/2041		488,000	869,177
Republic of Indonesia, 4.125%, 1/15/2025 (n)		339,000	377,289
Republic of Kenya, 8%, 5/22/2032 (n)		1,046,000	1,097,379
Republic of Paraguay, 5.6%, 3/13/2048		1,049,000	1,291,329
Republic of Peru, 2.392%, 1/23/2026		91,000	95,641
Republic of Romania, 2%, 12/08/2026 (n)	EUR	1,011,000	1,232,920
Republic of Romania, 2.124%, 7/16/2031 (n)		1,200,000	1,415,050
Republic of South Africa, 4.875%, 4/14/2026		$432,000	447,682
Republic of Sri Lanka, 6.125%, 6/03/2025		668,000	370,701
Republic of Turkey, 4.25%, 3/13/2025		702,000	639,697
Republic of Turkey, 7.625%, 4/26/2029		856,000	861,701
Russian Federation, 4.75%, 5/27/2026		1,000,000	1,142,500
Russian Federation, 4.25%, 6/23/2027		1,000,000	1,122,888
Russian Federation, 4.375%, 3/21/2029		400,000	456,726
State of Qatar, 4%, 3/14/2029 (n)		533,000	624,268
State of Qatar, 4.817%, 3/14/2049 (n)		1,404,000	1,869,637
State of Qatar, 4.4%, 4/16/2050		203,000	258,407
United Mexican States, 4.5%, 4/22/2029		1,300,000	1,474,200
United Mexican States, 4.75%, 4/27/2032		736,000	841,984

			$31,650,585
Energy - Independent - 2.4%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(z)		$326,905	$163
Afren PLC, 10.25%, 4/08/2019 (a)(d)(z)		213,708	107
Apache Corp., 4.875%, 11/15/2027		224,000	210,224
Apache Corp., 4.375%, 10/15/2028		925,000	845,913
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)		600,000	590,028
EQT Corp., 5%, 1/15/2029		107,000	107,000
Laredo Petroleum, Inc., 10.125%, 1/15/2028		145,000	62,713
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)		670,000	692,646
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)		579,000	596,370
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)		525,000	498,750
Matador Resources Co., 5.875%, 9/15/2026		275,000	221,375
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		498,000	438,489
Murphy Oil Corp., 6.875%, 8/15/2024		195,000	174,525

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - continued
Murphy Oil Corp., 5.875%, 12/01/2027		$215,000	$169,652
Newfield Exploration Co., 5.375%, 1/01/2026		135,000	126,882
Noble Energy, Inc., 4.2%, 10/15/2049		689,000	822,436
Occidental Petroleum Corp., 5.875%, 9/01/2025		540,000	475,200
Ovintiv, Inc., 6.5%, 8/15/2034		215,000	201,891
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)		335,000	356,356
Southwestern Energy Co., 6.45%, 1/23/2025		320,800	321,402
Southwestern Energy Co., 7.5%, 4/01/2026		496,000	504,829
Southwestern Energy Co., 7.75%, 10/01/2027		140,000	144,725
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		422,000	448,881
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		1,025,000	1,090,292

			$9,100,849
Energy - Integrated - 0.5%
Eni S.p.A., 4%, 9/12/2023 (n)		$329,000	$355,719
Eni S.p.A., 4.25%, 5/09/2029 (n)		379,000	427,363
Eni S.p.A., 2.625%to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167% to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 12/31/2099	EUR	137,000	157,927
Galp Energia SGPS S.A., 2%, 1/15/2026		300,000	356,614
OMV AG, 0.75%, 6/16/2030		223,000	266,392
OMV AG, 2.5% to 09/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 09/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 12/31/2099		200,000	230,018

			$1,794,033
Entertainment - 1.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)		$220,000	$222,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027		390,000	361,237
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)		630,000	601,650
Merlin Entertainments, 5.75%, 6/15/2026 (n)		295,000	271,400
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)		300,000	207,000
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)		343,000	353,290
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)		335,000	365,321
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028		755,000	551,150
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)		595,000	552,898
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)		250,000	264,688

			$3,751,384
Financial Institutions - 3.5%
ADO Properties S.A., 3.25%, 8/05/2025	EUR	600,000	$688,308
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		$1,230,000	1,160,530

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
AnaCap Financial Europe S.A. SICAV-RAIF, 5%, 8/01/2024	EUR	650,000	$582,498
Avation Capital S.A., 6.5%, 5/15/2021 (n)		$400,000	252,000
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		1,055,000	1,073,450
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)		640,000	653,505
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		454,000	445,152
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		363,000	352,073
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)		805,000	798,962
CTP B.V., 2.125%, 10/01/2025	EUR	819,000	971,041
EXOR N.V., 2.25%, 4/29/2030		625,000	771,823
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)		$440,000	438,627
GE Capital International Funding Co., 3.373%, 11/15/2025		683,000	732,849
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		1,717,066	1,150,434
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		490,000	490,000
Navient Corp., 5%, 3/15/2027		460,000	429,566
OneMain Financial Corp., 6.875%, 3/15/2025		445,000	489,500
OneMain Financial Corp., 7.125%, 3/15/2026		395,000	438,000
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)		510,000	527,278
Springleaf Finance Corp., 8.875%, 6/01/2025		359,000	394,900
Springleaf Finance Corp., 5.375%, 11/15/2029		185,000	190,095

			$13,030,591
Food & Beverages - 2.6%
Anheuser-Busch InBev S.A., 1.65%, 3/28/2031	EUR	330,000	$424,921
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$209,000	244,512
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		331,000	446,367
Aramark Services, Inc., 6.375%, 5/01/2025 (n)		615,000	645,061
Bacardi Ltd., 5.15%, 5/15/2038 (n)		425,000	511,809
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		900,000	942,750
Constellation Brands, Inc., 4.25%, 5/01/2023		894,000	972,461
Constellation Brands, Inc., 4.75%, 12/01/2025		313,000	369,917
Constellation Brands, Inc., 3.15%, 8/01/2029		638,000	698,789
Diageo Finance PLC, 1.875%, 3/27/2027	EUR	250,000	324,954
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)		$1,230,000	1,352,791
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)		455,000	494,812
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)		1,080,000	1,115,100
Lamb Weston Holdings, Inc., 4.875%, 5/15/2028 (n)		121,000	131,103
Performance Food Group Co., 5.5%, 10/15/2027 (n)		675,000	691,875
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)		160,000	159,400
U.S. Foods Holding Corp., 6.25%, 4/15/2025 (n)		305,000	318,725

			$9,845,347
Forest & Paper Products - 0.1%
Mondi Finance Europe GmbH, 2.375%, 4/01/2028	EUR	300,000	$397,128

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - 3.4%
Boyd Gaming Corp., 6.375%, 4/01/2026		$290,000	$300,898
Boyd Gaming Corp., 4.75%, 12/01/2027		490,000	476,530
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/2025 (n)		565,000	536,581
CCM Merger, Inc., 6%, 3/15/2022 (n)		790,000	803,035
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		495,000	507,375
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)		335,000	346,934
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)		302,000	309,740
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)		610,000	636,654
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026		695,000	703,688
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025		1,075,000	1,084,954
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)		675,000	687,461
MGM Growth Properties LLC, 5.75%, 2/01/2027		275,000	296,762
MGM Resorts International, 6.75%, 5/01/2025		670,000	704,773
Scientific Games Corp., 8.25%, 3/15/2026 (n)		395,000	400,684
Scientific Games International, Inc., 7%, 5/15/2028 (n)		245,000	243,361
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)		585,000	594,857
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)		860,000	862,150
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		138,000	137,161
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)		1,115,000	1,128,937
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)		1,020,000	976,650
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)		335,000	311,550
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)		395,000	383,348
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		320,000	306,400

			$12,740,483
Healthcare Revenue - Hospitals - 0.2%
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		$605,000	$670,491

Industrial - 1.1%
CPI Property Group S.A., 2.75%, 5/12/2026	EUR	580,000	$701,407
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	300,000	382,225
CPI Property Group S.A., 4.875%, 12/31/2099	EUR	600,000	662,104
Grainger PLC, 3%, 7/03/2030	GBP	182,000	247,693
Investor AB, 0.375%, 10/29/2035	EUR	175,000	202,311
Investor AB, 1.5%, 6/20/2039		180,000	245,333
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$966,000	938,482
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		667,000	671,169

			$4,050,724

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - 0.7%
Argentum Zurich Insurance, 3.5%, 10/01/2046	EUR	375,000	$494,154
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr.
+ 3.48%) to 7/03/2044		350,000	442,092
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	117,000	159,440
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo.
+ 3%) to 7/27/2050	EUR	300,000	349,657
Credit Agricole Assurances S.A., 2%, 7/17/2030		200,000	236,479
Munich Re Group, 1.25% to 5/26/2031, FLR (EURIBOR - 3mo. + 2.55%) to 5/26/2041		200,000	228,631
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		560,000	661,970

			$2,572,423
Insurance - Health - 0.4%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$1,009,000	$1,323,901

Insurance - Property & Casualty - 1.6%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)		$550,000	$550,963
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		860,000	903,000
AssuredPartners, Inc., 7%, 8/15/2025 (n)		225,000	231,188
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030		499,000	533,801
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		526,000	587,060
Hub International Ltd., 7%, 5/01/2026 (n)		955,000	978,875
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		315,000	343,522
Progressive Corp., 4.125%, 4/15/2047		602,000	772,160
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	300,000	396,394
Willis North America, Inc., 3.875%, 9/15/2049		$700,000	814,506

			$6,111,469
International Market Quasi-Sovereign - 0.8%
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.875%, 6/23/2039	EUR	212,000	$259,424
Deutsche Bahn Finance GmbH (Federal Republic of
Germany), 1.375%, 4/16/2040		117,000	154,426
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 7/22/2049	GBP	200,000	280,152
Electricite de France S.A., 2.875% to 03/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 03/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 03/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 12/31/2099	EUR	400,000	454,796

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - continued
Islandsbanki (Republic of Iceland), 1.125%, 1/19/2024	EUR	370,000	$433,787
La Banque Postale S.A. (Republic of France), 0.5% to 6/17/2025, FLR (EURIBOR - 3mo. + 0.88%) to 6/17/2026		400,000	467,015
La Banque Postale S.A. (Republic of France), 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031		300,000	347,365
Ontario Teachers’ Finance Trust, 0.5%, 5/06/2025		380,000	455,998

			$2,852,963
International Market Sovereign - 0.2%
Government of Bermuda, 2.375%, 8/20/2030 (n)		$239,000	$245,274
Government of Japan, 2.4%, 3/20/2037	JPY	24,900,000	316,868
Republic of Iceland, 0.625%, 6/03/2026	EUR	200,000	240,040

			$802,182
Local Authorities - 0.3%
Province of Alberta, 0.5%, 4/16/2025	EUR	250,000	$301,081
Province of Alberta, 4.5%, 12/01/2040	CAD	410,000	417,733
Province of British Columbia, 2.3%, 6/18/2026		595,000	482,275

			$1,201,089
Machinery & Tools - 0.5%
Clark Equipment Co., 5.875%, 6/01/2025 (n)		$578,000	$601,120
CNH Industrial Capital LLC, 1.875%, 1/15/2026		672,000	674,337
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	821,000	769,340

			$2,044,797
Major Banks - 5.0%
Bank of America Corp., 3.5%, 4/19/2026		$1,437,000	$1,610,380
Bankinter S.A., 0.875%, 7/08/2026	EUR	200,000	234,229
Barclays PLC, 7.875%, 12/29/2049		$900,000	927,990
CaixaBank S.A., 2.75% to 7/14/2023, FLR (EUR Swap Rate - 5yr. + 2.35%) to 7/14/2028	EUR	500,000	595,996
Credit Agricole S.A., 1% to 4/22/2025, FLR (EURIBOR - 3mo. + 1.25%) to 4/22/2026		300,000	359,139
Credit Agricole S.A., 1.625% to 6/05/2025, FLR (EUR Swap Rate - 5yr. + 1.9%) to 6/05/2030		300,000	359,242
Credit Suisse Group AG, 1.25%, 7/17/2025		375,000	450,447
Credit Suisse Group AG, 2.25% to 6/09/2027, FLR (GBP Government Yield - 1yr. + 2.23%) to 6/09/2028	GBP	269,000	359,894
Credit Suisse Group AG, 7.25%, 12/31/2099 (n)		$700,000	758,597
Erste Group Bank AG, 0.875%, 5/13/2027	EUR	300,000	366,664
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030		400,000	454,128
Erste Group Bank AG, 1.625% to 09/08/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.1%) to 9/08/2031		100,000	117,400

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Erste Group Bank AG, 3.375% to 4/15/2027, FLR (EUR Swap Rate - 5yr. + 3.433%) to 12/31/2099	EUR	600,000	$592,560
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		$645,000	658,705
HSBC Holdings PLC, 4.375%, 11/23/2026		399,000	447,944
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,137,000	1,252,860
JPMorgan Chase & Co., 4.26%, 2/22/2048		300,000	378,489
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		926,000	941,076
Morgan Stanley, 3.125%, 7/27/2026		982,000	1,083,511
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		311,000	355,975
Nationwide Building Society, 1.5%, 3/08/2026	EUR	450,000	547,711
Royal Bank of Canada, 2.55%, 7/16/2024		$1,761,000	1,880,080
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		1,027,000	1,149,094
Svenska Handelsbanken AB, 0.5%, 2/18/2030	EUR	500,000	590,430
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049		$785,000	865,462
UniCredit S.p.A., 1.25% to 6/16/2025, FLR (EURIBOR - 3mo. + 1.6%) to 6/16/2026	EUR	400,000	472,825
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027		610,000	724,351

			$18,535,179
Medical & Health Technology & Services - 4.9%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)		$555,000	$571,816
Akumin, Inc., 7%, 11/01/2025 (n)		195,000	192,563
Alcon, Inc., 3.8%, 9/23/2049 (n)		200,000	226,196
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		1,022,000	1,058,996
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)		420,000	447,300
Change Healthcare Holdings, Inc./Change Healthcare
Finance, Inc., 5.75%, 3/01/2025 (n)		495,000	494,787
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)		985,000	960,572
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		120,000	118,200
Cigna Corp., 4.125%, 11/15/2025		522,000	597,030
DaVita, Inc., 4.625%, 6/01/2030 (n)		466,000	473,990
DaVita, Inc., 3.75%, 2/15/2031 (n)		482,000	463,322
Encompass Health Corp., 5.75%, 9/15/2025		445,000	459,463
HCA, Inc., 5.375%, 2/01/2025		1,745,000	1,932,291
HCA, Inc., 5.875%, 2/15/2026		1,045,000	1,180,850
HCA, Inc., 5.25%, 6/15/2026		471,000	548,591
HCA, Inc., 5.625%, 9/01/2028		160,000	186,232
HCA, Inc., 3.5%, 9/01/2030		845,000	864,088
HCA, Inc., 5.125%, 6/15/2039		287,000	349,352

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HealthSouth Corp., 5.125%, 3/15/2023		$820,000	$826,150
Heartland Dental LLC, 8.5%, 5/01/2026 (n)		465,000	453,375
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		835,000	865,390
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		1,365,000	1,429,837
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		614,000	780,326
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)		240,000	237,530
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		406,000	416,023
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		750,000	687,517
Radiology Partners, Inc., 9.25%, 2/01/2028 (n)		425,000	453,042
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		880,000	948,200

			$18,223,029
Medical Equipment - 0.9%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	350,000	$443,499
Boston Scientific Corp., 0.625%, 12/01/2027		200,000	233,885
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		100,000	117,561
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)		$910,000	940,713
Teleflex, Inc., 4.875%, 6/01/2026		420,000	436,800
Teleflex, Inc., 4.625%, 11/15/2027		1,115,000	1,175,795

			$3,348,253
Metals & Mining - 2.7%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$371,000	$455,994
Arconic Corp., 6%, 5/15/2025 (n)		645,000	682,894
Baffinland Iron Mines Corp./Baffinland Iron Mines LP,
8.75%, 7/15/2026 (n)		635,000	665,162
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)		450,000	463,500
Cleveland-Cliffs, Inc., 6.75%, 3/15/2026 (n)		25,000	26,250
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)		675,000	732,186
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)		200,000	198,500
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		463,000	461,838
Freeport-McMoRan, Inc., 5%, 9/01/2027		670,000	698,609
Freeport-McMoRan, Inc., 4.375%, 8/01/2028		465,000	485,344
Freeport-McMoRan, Inc., 5.25%, 9/01/2029		670,000	723,600
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	425,000	495,243
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)		$630,000	636,300
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		1,042,000	1,026,370
Novelis Corp., 5.875%, 9/30/2026 (n)		1,015,000	1,047,358
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(n)		263,000	113,090
SunCoke Energy Partners LP/SunCoke Energy Partners
Finance Corp., 7.5%, 6/15/2025 (n)		410,000	366,950
TMS International Corp., 7.25%, 8/15/2025 (n)		790,000	752,475

			$10,031,663

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 3.8%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)	$1,248,000	$1,347,853
Cheniere Energy Partners LP, 5.25%, 10/01/2025	1,475,000	1,500,370
Cheniere Energy Partners LP, 4.5%, 10/01/2029	400,000	407,808
EnLink Midstream Partners LP, 4.85%, 7/15/2026	275,000	234,699
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	176,000	180,400
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	170,000	178,295
EQM Midstream Partners LP, 5.5%, 7/15/2028	1,340,000	1,357,085
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	180,000	154,838
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	576,500	461,321
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	530,000	576,905
MPLX LP, 4.5%, 4/15/2038	371,000	375,798
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	830,000	822,115
NuStar Logistics, LP, 5.75%, 10/01/2025	708,000	712,836
Peru LNG, 5.375%, 3/22/2030	1,047,000	800,955
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	436,000	418,083
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	500,000	561,326
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	400,000	434,268
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	507,000	567,191
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	865,000	869,325
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	430,000	461,175
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	275,000	268,375
Western Midstream Operating LP, 5.05%, 2/01/2030	990,000	939,178
Western Midstream Operation LP, 4.65%, 7/01/2026	375,000	360,000

		$13,990,199
Mortgage-Backed - 0.5%
Fannie Mae, TBA, 3%, 11/17/2035 - 12/25/2035	$1,850,000	$1,937,063

Municipals - 0.5%
Commonwealth of Puerto Rico, Public Improvement, ”C-7“, NATL, 6%, 7/01/2027	$50,000	$51,214
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”C“, 5.45%, 8/15/2028	209,000	236,659
ProMedica Toledo Hospital, ”B“, AGM, 6.015%, 11/15/2048	400,000	551,078
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	285,000	292,125

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Municipals - continued
State of Florida, ”A“, 2.154%, 7/01/2030		$691,000	$692,071

			$1,823,147
Natural Gas - Distribution - 0.8%
CenterPoint Energy Resources Corp., 1.75%, 10/01/2030		$1,197,000	$1,201,991
ENGIE S.A., 0.5%, 10/24/2030	EUR	400,000	479,235
Naturgy Finance B.V., 1.25%, 1/15/2026		300,000	370,701
NiSource, Inc., 2.95%, 9/01/2029		$826,000	890,492

			$2,942,419
Natural Gas - Pipeline - 0.2%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$542,000	$669,034

Network & Telecom - 0.6%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)		$450,000	$473,850
Cablevision Lightpath LLC, 5.625%, 9/15/2028 (n)		485,000	489,850
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)		570,000	574,988
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	360,000	428,238
Verizon Communications, Inc., 4%, 3/22/2050		$175,000	210,860

			$2,177,786
Oil Services - 0.2%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)		$560,000	$37,800
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)		425,000	146,625
Halliburton Co., 5%, 11/15/2045		420,000	416,174

			$600,599
Oils - 0.7%
Neste Oyj, 1.5%, 6/07/2024	EUR	500,000	$600,925
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025		$470,000	195,050
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028 (n)		415,000	159,754
Puma International Financing S.A., 5%, 1/24/2026		900,000	740,250
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		359,000	419,081
Valero Energy Corp., 2.85%, 4/15/2025		341,000	349,321

			$2,464,381
Other Banks & Diversified Financials - 2.4%
Alpha Bank, 4.25%, 2/13/2030	EUR	740,000	$711,019
Banca Monte dei Paschi di Siena S.p.A., 2.625%, 4/28/2025		625,000	712,015
Bangkok Bank (Hong Kong), 4.05%, 3/19/2024 (n)		$1,046,000	1,133,168
Belfius Bank S.A., 0.375%, 9/02/2025	EUR	300,000	349,207
Commerzbank AG, 0.75%to 3/24/2025, FLR (EURIBOR - 3mo. + 1.3%) to 3/24/2026		100,000	116,663

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Deutsche Bank AG, 2.625%, 12/16/2024	GBP	500,000	$663,412
Deutsche Bank AG, 1.375% to 9/03/2025, FLR (EURIBOR - 3mo. + 1.85%) to 9/03/2026	EUR	400,000	467,154
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$652,000	723,843
Groupe BPCE S.A., 1.375%, 12/23/2026	GBP	300,000	397,307
ING Groep N.V., 2.125% to 5/26/2026, FLR (EUR Swap Rate - 5yr. + 2.4%) to 5/26/2031	EUR	300,000	364,024
Intesa Sanpaolo S.p.A., 2.125%, 5/26/2025		340,000	422,065
Intesa Sanpaolo S.p.A., 2.5%, 1/15/2030	GBP	350,000	458,865
JSC Kazkommertsbank, 5.5%, 12/21/2022		$910,653	909,808
KBC Group N.V., 0.375% to 6/16/2026, FLR (EURIBOR - 3mo. + 0.72%) to 6/16/2027	EUR	200,000	235,164
UBS AG, 5.125%, 5/15/2024		$981,000	1,075,706
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP
Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	150,000	193,314

			$8,932,734
Personal Computers & Peripherals - 0.2%
NCR Corp., 5%, 10/01/2028 (n)		$715,000	$707,850

Pharmaceuticals - 1.4%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)		$275,000	$274,312
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)		2,000,000	2,053,500
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)		540,000	533,725
Bayer AG, 1.375%, 7/06/2032	EUR	300,000	362,503
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)		$760,000	763,800
Jaguar Holding Co. II / Pharmaceutical Development LLC, 5%, 6/15/2028 (n)		449,000	467,997
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)		405,000	429,300
Takeda Pharmaceutical Co. Ltd., 1.375%, 7/09/2032	EUR	323,000	396,591

			$5,281,728
Pollution Control - 0.2%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)		$225,000	$225,000
GFL Environmental, Inc., 7%, 6/01/2026 (n)		385,000	401,363
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)		246,000	268,140

			$894,503
Precious Metals & Minerals - 0.1%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$555,000	$555,444

Printing & Publishing - 0.4%
Cimpress N.V., 7%, 6/15/2026 (n)		$770,000	$766,150
Meredith Corp., 6.875%, 2/01/2026		645,000	534,544

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Printing & Publishing - continued
Wolters Kluwer N.V., 0.75%, 7/03/2030	EUR	295,000	$355,440

			$1,656,134
Railroad & Shipping - 0.5%
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034		$531,281	$642,186
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (n)		314,000	343,359
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)		670,000	695,125

			$1,680,670
Real Estate - Apartment - 0.1%
Mid-America Apartment Communities, 1.7%, 2/15/2031		$570,000	$552,577

Real Estate - Healthcare - 0.3%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026		$740,000	$767,750
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027		435,000	455,206

			$1,222,956
Real Estate - Office - 0.3%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033		$431,000	$419,274
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		332,000	351,093
Corporate Office Property LP, 2.25%, 3/15/2026		391,000	395,611

			$1,165,978
Real Estate - Other - 0.6%
Lexington Realty Trust Co., 2.7%, 9/15/2030		$506,000	$510,860
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)		599,000	553,548
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	360,000	441,339
W.P. Carey, Inc., 2.4%, 2/01/2031		$756,000	746,361

			$2,252,108
Real Estate - Retail - 0.8%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$710,000	$767,371
Realty Income Corp., REIT, 3.25%, 1/15/2031		613,000	670,532
Regency Centers Corp., 3.7%, 6/15/2030		901,000	984,082
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028		223,000	234,003
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029		485,000	491,995

			$3,147,983
Restaurants - 0.2%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)		$805,000	$681,650

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Retailers - 0.8%
Best Buy Co., Inc., 1.95%, 10/01/2030		$667,000	$654,539
Home Depot, Inc., 2.125%, 9/15/2026		700,000	751,058
L Brands, Inc., 5.25%, 2/01/2028		1,140,000	1,122,900
L Brands, Inc., 6.625%, 10/01/2030 (n)		275,000	288,750

			$2,817,247
Specialty Chemicals - 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		$722,000	$748,223

Specialty Stores - 0.6%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)		$434,000	$434,542
Penske Automotive Group Co., 5.375%, 12/01/2024		535,000	546,369
Penske Automotive Group Co., 5.5%, 5/15/2026		520,000	536,575
PetSmart, Inc., 7.125%, 3/15/2023 (n)		405,000	405,506
PetSmart, Inc., 8.875%, 6/01/2025 (n)		225,000	230,344
Richemont International Holding S.A., 0.75%, 5/26/2028	EUR	218,000	266,566

			$2,419,902
State & Local Agencies - 0.2%
New Jersey Economic Development Authority State Pension Funding Rev., ”A“, NATL, 7.425%, 2/15/2029		$526,000	$649,926

Supermarkets - 0.7%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025		$353,000	$363,811
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)		1,000,000	1,031,145
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)		55,000	58,162
Auchan Holding S.A., 2.875%, 1/29/2026	EUR	300,000	381,428
Auchan Holding S.A., 3.25%, 7/23/2027		200,000	262,002
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	421,000	347,639

			$2,444,187
Supranational - 0.7%
Corporacion Andina de Fomento, 1.625%, 6/03/2025	EUR	630,000	$773,961
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	405,000	334,514
West African Development Bank, 4.7%, 10/22/2031		$463,000	486,150
West African Development Bank, 4.7%, 10/22/2031 (n)		806,000	846,300

			$2,440,925
Telecommunications - Wireless - 4.3%
Altice France S.A., 7.375%, 5/01/2026 (n)		$1,215,000	$1,268,095
Altice France S.A., 8.125%, 2/01/2027 (n)		650,000	706,875
Altice France S.A., 5.5%, 1/15/2028 (n)		200,000	202,625
Altice France S.A., 6%, 2/15/2028 (n)		485,000	466,813

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - continued
American Tower Corp., REIT, 3.5%, 1/31/2023		$743,000	$788,685
American Tower Corp., REIT, 0.5%, 1/15/2028	EUR	475,000	552,258
American Tower Corp., REIT, 3.8%, 8/15/2029		$602,000	685,036
Crown Castle International Corp., 1.35%, 7/15/2025		271,000	273,699
Crown Castle International Corp., 3.7%, 6/15/2026		314,000	349,952
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)		400,000	399,500
Millicom International Cellular S.A., 6.625%, 10/15/2026 (n)		683,000	735,932
Rogers Communications, Inc., 3.7%, 11/15/2049		339,000	374,531
SBA Communications Corp., 4.875%, 9/01/2024		1,000,000	1,021,800
SBA Communications Corp., 3.875%, 2/15/2027 (n)		745,000	757,106
Sprint Capital Corp., 6.875%, 11/15/2028		1,180,000	1,492,700
Sprint Corp., 7.125%, 6/15/2024		290,000	333,558
Sprint Corp., 7.625%, 3/01/2026		1,800,000	2,190,546
Tele2 AB Co., 2.125%, 5/15/2028	EUR	400,000	517,183
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		$900,000	958,050
T-Mobile USA, Inc., 6.5%, 1/15/2026		590,000	614,780
T-Mobile USA, Inc., 5.375%, 4/15/2027		1,125,000	1,200,937

			$15,890,661
Telephone Services - 0.1%
Iliad S.A., 2.375%, 6/17/2026	EUR	300,000	$351,230

Tobacco - 0.4%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	249,000	$328,160
B.A.T. Netherlands Finance B.V., 2.375%, 10/07/2024	EUR	343,000	431,485
Vector Group Ltd., 6.125%, 2/01/2025 (n)		$315,000	314,212
Vector Group Ltd., 10.5%, 11/01/2026 (n)		350,000	360,500

			$1,434,357
Transportation - Services - 1.0%
Abertis Infraestructuras S.A., 3.375%, 11/27/2026	GBP	500,000	$684,483
Deutsche Bank AG, 0.375%, 5/20/2026	EUR	426,000	509,658
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025		$1,212,000	1,268,067
Transurban Finance Co., 1.75%, 3/29/2028	EUR	296,000	368,416
Vinci S.A., 3.75%, 4/10/2029 (n)		$821,000	962,791

			$3,793,415
U.S. Treasury Obligations - 1.3%
U.S. Treasury Bonds, 2.25%, 8/15/2049		$408,200	$468,330
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		4,770,000	4,537,462

			$5,005,792

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - 5.6%
Adani Green Energy (UP) Ltd./Prayatna Developers Private
Ltd., 6.25%, 12/10/2024 (n)		$1,601,000	$1,729,080
American Electric Power Co., Inc., 2.3%, 3/01/2030		317,000	325,665
AusNet Services Holdings Pty Ltd., 0.625%, 8/25/2030	EUR	300,000	361,247
Clearway Energy Operating LLC, 5.75%, 10/15/2025		$1,645,000	1,723,138
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		345,000	362,681
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		392,000	433,883
Enel S.p.A., 8.75% to 9/24/2023, FLR (Swap Rate - 5yr. + 5.88%) to 9/24/2043, FLR (Swap Rate - 5yr. + 6.63%) to 9/24/2073 (n)		500,000	577,500
Enel S.p.A., 6.625% to 9/15/2021, FLR (GBP Swap Rate - 5yr. + 4.089%) to 9/15/2026, FLR (GBP Swap Rate - 5yr. + 4.339%) to 9/15/2041, FLR (GBP Swap Rate - 5yr. + 5.089%) to 9/15/2076	GBP	230,000	309,867
Enel S.p.A., 2.25% to 03/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 03/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 12/31/2099	EUR	100,000	115,883
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		$1,023,000	1,125,741
Evergy, Inc., 2.9%, 9/15/2029		918,000	976,846
FirstEnergy Corp., 2.65%, 3/01/2030		496,000	483,198
Georgia Power Co., 3.7%, 1/30/2050		446,000	497,599
Listrindo Capital B.V., 4.95%, 9/14/2026		910,000	932,750
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		594,000	604,744
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)		1,180,000	1,236,050
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		780,000	852,150
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)		428,000	447,260
PG&E Corp., 5%, 7/01/2028		935,000	937,361
Southern California Edison Co.’s First & Refunding Mortgage Bonds, 3.65%, 2/01/2050		277,000	289,213
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		779,113	858,377
Terna S.p.A., 0.375%, 9/25/2030	EUR	250,000	294,954
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		$400,000	404,000
TerraForm Power Operating Co., 5%, 1/31/2028 (n)		985,000	1,081,358
Transelec S.A., 4.25%, 1/14/2025 (n)		1,135,000	1,231,475
Virginia Electric & Power Co., 3.5%, 3/15/2027		839,000	952,058
Virginia Electric & Power Co., 2.875%, 7/15/2029		348,000	384,139
WEC Energy Group, Inc., 1.8%, 10/15/2030		1,206,000	1,193,383

			$20,721,600
Utilities - Water - 0.0%
Severn Trent Utilities Finance PLC, 2%, 6/02/2040	GBP	102,000	$137,947
Total Bonds (Identified Cost, $443,620,992)			$457,330,902

Common Stocks - 1.4%
Construction - 0.1%
ICA Tenedora, S.A. de C.V. (a)		127,848	$231,419

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 0.0%
Frontera Energy Corp.	20,290	$32,464

Oil Services - 0.0%
LTRI Holdings LP (a)(u)	520	$146,911

Special Products & Services - 1.3%
iShares iBoxx $ High Yield Corporate Bond ETF	58,000	$4,865,040
Total Common Stocks (Identified Cost, $6,599,467)		$5,275,834

Floating Rate Loans (r) - 0.3%
Broadcasting - 0.0%
Nexstar Broadcasting, Inc., Term Loan B4, 2.899%, 9/18/2026	$146,015	$142,000

Cable TV - 0.0%
CSC Holdings LLC, Term Loan B5, 2.648%, 4/15/2027	$150,860	$145,643

Chemicals - 0.1%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 1.97%, 6/01/2024	$177,225	$171,686
Element Solutions, Inc., Term Loan B1, 2.147%, 1/31/2026	150,480	146,718

		$318,404
Computer Software - Systems - 0.1%
SS&C Technologies, Inc., Term Loan B5, 1.897%, 4/16/2025	$150,443	$146,010

Medical & Health Technology & Services - 0.1%
DaVita Healthcare Partners, Inc., Term Loan B, 1.897%, 8/12/2026	$150,483	$147,073
Jaguar Holding Co. II, Term Loan, 3.5%, 8/18/2022	150,412	149,148

		$296,221
Pharmaceuticals - 0.0%
Bausch Health Companies, Inc., Term Loan B, 2.899%, 11/27/2025	$138,972	$135,285
Total Floating Rate Loans (Identified Cost, $1,218,208)		$1,183,563

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	332	$42
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	332	3
Total Warrants (Identified Cost, $0)				$45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Investment Companies (h) - 2.5%
Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $9,181,459)	9,181,652	$9,181,652

Other Assets, Less Liabilities - (26.9)%		(100,336,816)
Net Assets - 100.0%		$372,635,180

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $9,181,652 and $463,790,344, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $226,709,937, representing 60.8% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2016	1/27/11	$315,787	$163
Afren PLC, 10.25%, 4/08/2019	3/01/12	208,401	107
MF1 CLO Ltd., 2020-FL3, ”AS“, FLR, 2.998% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/20	571,500	575,768
Total Restricted Securities			$576,038
% of Net assets			0.2%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Derivative Contracts at 10/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
GBP	271,000	USD	350,684	Goldman Sachs International	1/15/2021	$600
HKD	19,818,000	USD	2,556,061	State Street Bank Corp.	1/15/2021	115
JPY	121,283,000	USD	1,151,253	Merrill Lynch International	1/15/2021	8,473
KRW	42,694,000	USD	36,001	JPMorgan Chase Bank N.A.	11/06/2020	1,624
USD	1,454,303	AUD	2,023,578	Goldman Sachs International	1/15/2021	31,377
USD	2,285,723	CAD	3,000,534	JPMorgan Chase Bank N.A.	1/15/2021	32,683
USD	199,256	CHF	180,919	Merrill Lynch International	1/15/2021	1,481
USD	35,790,771	EUR	30,396,539	Citibank N.A.	1/15/2021	325,347
USD	10,664,555	EUR	9,002,755	HSBC Bank	12/21/2020	167,198
USD	630,527	EUR	531,067	JPMorgan Chase Bank N.A.	1/15/2021	10,900
USD	836,128	EUR	706,677	Merrill Lynch International	1/15/2021	11,605

						$591,403

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
AUD	1,174,924	USD	841,757	Goldman Sachs International	1/15/2021	$(15,582)
CAD	3,005,427	USD	2,289,154	JPMorgan Chase Bank N.A.	1/15/2021	(32,440)
EUR	434,518	USD	510,430	JPMorgan Chase Bank N.A.	1/15/2021	(3,452)
EUR	154,792	USD	183,396	Merrill Lynch International	1/15/2021	(2,791)
EUR	1,008,690	USD	1,198,514	State Street Bank Corp.	1/15/2021	(21,616)
EUR	443,557	USD	525,851	UBS AG	1/15/2021	(8,327)
NOK	2,083,000	USD	225,953	JPMorgan Chase Bank N.A.	1/15/2021	(7,803)
NZD	451,000	USD	299,677	Citibank N.A.	1/15/2021	(1,462)
SGD	54,000	USD	39,810	Goldman Sachs International	1/15/2021	(275)
USD	519,039	GBP	401,620	Brown Brothers Harriman	1/15/2021	(1,562)
USD	5,218,168	GBP	4,031,125	JPMorgan Chase Bank N.A.	1/15/2021	(7,185)

						$(102,495)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Buxl 30 yr	Long	EUR	19	$5,062,082	December - 2020	$105,706
U.S. Treasury Note 10 yr	Short	USD	458	63,304,188	December - 2020	544,444
U.S. Treasury Ultra Note 10 yr	Short	USD	13	2,044,656	December - 2020	19,729

						$669,879

Liability Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	210	$33,230,611	December - 2020	$(179,035)
Euro-Bund 10 yr	Short	EUR	98	20,105,005	December - 2020	(178,585)
Long Gilt 10 yr	Short	GBP	9	1,581,961	December - 2020	(7,025)
U.S. Treasury Bond	Long	USD	8	1,379,750	December - 2020	(32,278)
U.S. Treasury Note 5 yr	Long	USD	48	6,028,875	December - 2020	(16,450)
U.S. Treasury Ultra Bond	Long	USD	46	9,890,000	December - 2020	(340,199)

						$(753,572)

At October 31, 2020, the fund had cash collateral of $110,000 and other liquid securities with an aggregate value of $943,242 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $451,438,667)	$463,790,344
Investments in affiliated issuers, at value (identified cost, $9,181,459)	9,181,652
Cash	331,700
Restricted cash for
Forward foreign currency exchange contracts	110,000
Receivables for
Forward foreign currency exchange contracts	591,403
Net daily variation margin on open futures contracts	94,265
Investments sold	4,317,873
TBA sale commitments	628,761
Interest	5,187,898
Other assets	10,256
Total assets	$484,244,152

Liabilities
Notes payable	$100,000,000
Payables for
Distributions	210,099
Forward foreign currency exchange contracts	102,495
Investments purchased	5,898,907
TBA purchase commitments	2,570,883
Capital shares reacquired	2,432,964
Payable to affiliates
Investment adviser	19,677
Administrative services fee	480
Transfer agent and dividend disbursing costs	2,771
Payable for independent Trustees’ compensation	6,682
Accrued interest expense	68,144
Deferred country tax expense payable	96,020
Accrued expenses and other liabilities	199,850
Total liabilities	$111,608,972
Net assets	$372,635,180

Net assets consist of
Paid-in capital	$385,534,922
Total distributable earnings (loss)	(12,899,742)
Net assets	$372,635,180
Shares of beneficial interest outstanding (61,189,003 shares authorized less 995,505 capital shares to be retired)	60,193,498
Net asset value per share (net assets of $372,635,180 / 60,193,498 shares of beneficial interest outstanding)	$6.19

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$22,092,216
Dividends	185,117
Dividends from affiliated issuers	100,400
Other	30,978
Foreign taxes withheld	(920)
Total investment income	$22,407,791
Expenses
Management fee	$2,583,200
Transfer agent and dividend disbursing costs	94,837
Administrative services fee	61,976
Independent Trustees’ compensation	62,682
Stock exchange fee	62,825
Custodian fee	57,881
Shareholder communications	161,600
Audit and tax fees	84,487
Legal fees	16,197
Interest expense and fees	1,262,034
Miscellaneous	60,799
Total expenses	$4,508,518
Net investment income (loss)	$17,899,273

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $3,688 country tax)	$5,729,609
Affiliated issuers	1,438
Written options	21,830
Futures contracts	(2,574,927)
Swap agreements	1,587,764
Forward foreign currency exchange contracts	(2,397,521)
Foreign currency	(4,293)
Net realized gain (loss)	$2,363,900
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $52,767 decrease in deferred country tax)	$(4,218,831)
Affiliated issuers	(1,455)
Written options	(2,481)
Futures contracts	(1,130,465)
Swap agreements	(1,817)
Forward foreign currency exchange contracts	1,485,065
Translation of assets and liabilities in foreign currencies	(144)
Net unrealized gain (loss)	$(3,870,128)
Net realized and unrealized gain (loss)	$(1,506,228)
Change in net assets from operations	$16,393,045

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$17,899,273	$18,396,387
Net realized gain (loss)	2,363,900	(2,296,189)
Net unrealized gain (loss)	(3,870,128)	34,699,386
Change in net assets from operations	$16,393,045	$50,799,584
Distributions to shareholders	$(21,730,896)	$(18,671,582)
Tax return of capital distributions to shareholders	$(9,307,914)	$(13,664,509)
Change in net assets from fund share transactions	$(20,578,380)	$(18,139,266)
Total change in net assets	$(35,224,145)	$324,227

Net assets
At beginning of period	407,859,325	407,535,098
At end of period	$372,635,180	$407,859,325

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 10/31/20

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$16,393,045

Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(384,508,649)
Proceeds from disposition of investment securities	413,526,911
Proceeds from disposition of short-term investments, net	6,075,829
Realized gain/loss on investments	(5,733,297)
Unrealized appreciation/depreciation on investments	4,273,053
Unrealized appreciation/depreciation on foreign currency contracts	(1,485,065)
Unrealized appreciation/depreciation on swaps	1,817
Net amortization/accretion of income	385,093
Decrease in interest receivable	626,414
Decrease in accrued expenses and other liabilities	(40,240)
Increase in receivable for net daily variation margin on open futures contracts	(94,265)
Decrease in payable for net daily variation margin on open futures contracts	(387,966)
Decrease in other assets	523
Decrease in interest payable	(138,867)
Net cash provided by operating activities	$48,894,336

Cash flows from financing activities:
Distributions paid in cash	(31,030,840)
Repurchase of shares of beneficial interest	(18,145,416)
Net cash used by financing activities	$(49,176,256)
Net decrease in cash and restricted cash	$(281,920)

Cash and restricted cash:
Beginning of period (including foreign currency of $11,990)	$723,620
End of period	$441,700

Supplemental disclosure of cash flow information:

Cash paid during the year ended October 31, 2020 for interest was $1,400,901.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$6.37	$6.06	$6.67	$6.73		$6.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.25	$0.30	(c)	$0.34
Net realized and unrealized gain (loss)	(0.01)	0.50	(0.38)	0.15		0.15
Total from investment operations	$0.28	$0.78	$(0.13)	$0.45		$0.49

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.29)	$(0.29)	$(0.31)		$(0.37)
From tax return of capital	(0.15)	(0.21)	(0.22)	(0.23)		(0.16)
Total distributions declared to shareholders	$(0.49)	$(0.50)	$(0.51)	$(0.54)		$(0.53)
Net increase from repurchase of capital shares	$0.03	$0.03	$0.03	$0.03		$0.01
Net asset value, end of period (x)	$6.19	$6.37	$6.06	$6.67		$6.73
Market value, end of period	$5.67	$6.01	$5.24	$6.16		$5.97
Total return at market value (%)	2.77	25.05	(7.01)	12.50		9.93
Total return at net asset value (%) (j)(s)(x)	5.86	14.60	(0.68)	8.06	(c)	8.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.17	1.56	1.33	1.10	(c)	1.10
Net investment income (loss)	4.63	4.54	4.00	4.45	(c)	5.13
Portfolio turnover	78	65	47	50		36
Net assets at end of period (000 omitted)	$372,635	$407,859	$407,535	$471,461		$504,331

Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees (f)	0.84	0.84	0.80	0.78	(c)	0.87

Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000		$100,000
Asset coverage per $1,000 of indebtedness (k)	$4,726	$5,079	$5,075	$5,715		$6,043

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)

Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Notes to Financial Statements – continued

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day

Notes to Financial Statements – continued

for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,865,040	$45	$146,911	$5,011,996
Mexico	—	231,419	—	231,419
Canada	32,464	—	—	32,464
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	5,005,792	—	5,005,792
Non-U.S. Sovereign Debt	—	68,151,475	—	68,151,475
Municipal Bonds	—	2,592,486	—	2,592,486
U.S. Corporate Bonds	—	254,386,187	—	254,386,187
Residential Mortgage-Backed Securities	—	1,937,063	—	1,937,063
Commercial Mortgage-Backed Securities	—	5,094,501	—	5,094,501
Asset-Backed Securities (including CDOs)	—	7,379,322	—	7,379,322
Foreign Bonds	—	112,784,076	—	112,784,076
Floating Rate Loans	—	1,183,563	—	1,183,563
Mutual Funds	9,181,652	—	—	9,181,652
Total	$14,079,156	$458,745,929	$146,911	$472,971,996

Other Financial Instruments
Futures Contracts – Assets	$669,879	$—	$—	$669,879
Futures Contracts – Liabilities	(753,572)	—	—	(753,572)
Forward Foreign Currency Exchange Contracts – Assets	—	591,403	—	591,403
Forward Foreign Currency Exchange
Contracts – Liabilities	—	(102,495)	—	(102,495)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/19	$263,011
Change in unrealized appreciation or depreciation	(116,100)
Balance as of 10/31/20	$146,911

Notes to Financial Statements – continued

The net change in unrealized appreciation or depreciation from investments held as level 3 at October 31, 2020 is $(116,100). At October 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$669,879	$(753,572)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	591,403	(102,495)
Total		$1,261,282	$(856,067)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(2,574,927)	$—	$—	$—	$—
Foreign Exchange	—	—	(2,397,521)	—	—
Credit	—	1,587,764	—	(480,871)	21,830
Total	$(2,574,927)	$1,587,764	$(2,397,521)	$(480,871)	$21,830

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(1,130,465)	$—	$—	$—	$—
Foreign Exchange	—	—	1,485,065	—	—
Credit	—	(1,817)	—	(3,887)	(2,481)
Total	$(1,130,465)	$(1,817)	$1,485,065	$(3,887)	$(2,481)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral

Notes to Financial Statements – continued

support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge

Notes to Financial Statements – continued

against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive

Notes to Financial Statements – continued

from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation

Notes to Financial Statements – continued

payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this

Notes to Financial Statements – continued

financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund’s Statement of Assets and Liabilities includes cash on hand at the fund’s custodian bank and does not include any short-term investments. Restricted cash is presented in the fund’s Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:

10/31/20
Cash	$331,700
Restricted cash	110,000
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$441,700

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to

Notes to Financial Statements – continued

cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$21,730,896	$18,671,582
Tax return of capital (b)	9,307,914	13,664,509

Total distributions	$31,038,810	$32,336,091

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$466,630,241
Gross appreciation	19,420,905

Gross depreciation	(12,673,935)
Net unrealized appreciation (depreciation)	$6,746,970

Capital loss carryforwards	(19,384,786)
Other temporary differences	(261,926)

As of October 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(19,384,786)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2020, these fees paid to MFSC amounted to $33,143.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,744 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $6,668 at October 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,198,560.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$56,610,080	$83,342,421
Non-U.S. Government securities	314,436,658	322,472,566

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 3,788,454 shares of beneficial interest during the year ended October 31, 2020 at an average price per share of $5.43 and a weighted average discount of 9.05% per share. The fund repurchased 3,218,293 shares of beneficial interest during the year ended October 31, 2019 at an average price per share of $5.64 and a weighted average discount of 8.64% per share. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Capital shares repurchased	(3,788,454)	$(20,578,380)	(3,218,293)	$(18,139,266)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At October 31, 2020, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which

Notes to Financial Statements – continued

are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2021. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 2, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $1,255,106 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund did not incur a commitment fee during the period. For the year ended October 31, 2020, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.26%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$15,258,936	$149,585,677	$155,662,944	$1,438	$(1,455)	$9,181,652

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$100,400	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Multimarket Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the “Fund”), including the portfolio of investments, as of October 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2020

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 1, 2020, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	43,807,294.408	7,512,013.761
Peter D. Jones	50,487,706.067	831,602.102
John P. Kavanaugh	50,348,433.398	970,874.771

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	2022	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	2021	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	2023	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	2023	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

John A. Caroselli (age 66)	Trustee	March 2017	2021	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 65)	Trustee	January 2009	2022	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	2023	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	2021	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	2021	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	2022	133	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Laurie J. Thomsen (age 63)	Trustee	March 2005	2022	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	N/A	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	N/A	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	N/A	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue Boston, MA 02199-7618	1 Lincoln Street Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector	Ernst & Young LLP
Ward Brown	200 Clarendon Street
David Cole	Boston, MA 02116
Pilar Gomez-Bravo
Andy Li
Henry Peabody
Robert Persons
Matt Ryan
Michael Skatrud

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Multimarket Income Trust

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2019 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of

Board Review of Investment Advisory Agreement – continued

various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 11th out of a total of 22 funds in the Broadridge performance universe for this five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 4th out of a total of 29 funds for the one-year period and 12th out of a total of 26 funds for the three-year period ended December 31, 2019. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2019 (one-year: 17.7% total return for the Fund versus 12.9% total return for the benchmark; three-year: 7.6% total return for the Fund versus 5.8% total return for the benchmark; five-year: 6.7% total return for the Fund versus 5.1% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during

Board Review of Investment Advisory Agreement – continued

the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/closedendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available at mfs.com/closedendfunds by choosing the fund’s name, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 505005

Louisville, KY 40233-5005

New York Stock Exchange Symbol: MMT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Multimarket Income Trust	60,220	59,226

For the fiscal years ended October 31, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Multimarket Income Trust	12,077	11,875	11,103	10,927	1,110	1,116

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Multimarket Income Trust*	1,790,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To MFS Multimarket Income Trust, MFS and MFS Related Entities#	2,130,598	2,033,145

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Robert Persons will no longer be a portfolio manager of the Fund on June 30, 2021.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment area of MFS since 2011

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment area of MFS since 2018; Portfolio Manager at Man GLG from 2014 to 2018; Portfolio Manager at ECM Asset Management prior to April 2014

Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Employed in the investment area of MFS since July 2019; Vice President/Portfolio Manager at Eaton Vance Management from November 2014 to June 2019; Vice President/Research Analyst at Eaton Vance Management from July 2013 to October 2014

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; Employed in the investment area of MFS since May 2013

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2019, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Multimarket Income Trust	Robert Spector

Bloomberg Barclays Global Aggregate Credit Bond Index

JP Morgan Emerging Markets Bond Index Global

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global
	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index
Pilar Gomez-Bravo

Bloomberg Barclays Global Aggregate Credit Bond Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Andy Li	Bloomberg Barclays Global Aggregate Credit Bond Index
	Henry Peabody	Bloomberg Barclays Global Aggregate Credit Bond Index
	Robert Persons	Bloomberg Barclays Global Aggregate Credit Bond Index
	Matt Ryan	JPMorgan Emerging Markets Bond Index Global
	Michael Skatrud	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2020. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Robert Spector	N
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
Henry Peabody	N
Robert Persons	N
Matt Ryan	N
Michael Skatrud	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended October 31, 2020:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Spector	7	$4.1 billion	11	$4.7 billion	47	$2.4 billion
Ward Brown	7	$9.7 billion	7	$4.2 billion	6	$1.9 billion
David Cole	13	$9.5 billion	7	$5.4 billion	3	$213.8 million
Pilar Gomez-Bravo	5	$3.7 billion	7	$2.8 billion	4	$947.8 million
Andy Li	5	$3.7 billion	7	$2.8 billion	4	$947.8 million
Henry Peabody	11	$20.8 billion	7	$3.6 billion	6	$1.2 billion
Robert Persons	18	$33.2 billion	11	$4.9 billion	9	$1.4 billion
Matt Ryan	9	$13.4 billion	8	$4.5 billion	6	$1.9 billion
Michael Skatrud	12	$9.4 billion	7	$1.4 billion	3	$213.8 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/19-11/30/19	0	N/A	0	6,398,195
12/01/19-12/31/19	0	N/A	0	6,398,195
1/01/20-1/31/20	0	N/A	0	6,398,195
2/01/20-2/28/20	0	N/A	0	6,398,195
3/01/20-3/31/20	765,542	4.83	765,542	5,632,653
4/01/20-4/30/20	656,067	5.12	656,067	4,976,586
5/01/20-5/31/20	0	N/A	0	4,976,586
6/01/20-6/30/20	0	N/A	0	4,976,586
7/01/20-7/31/20	1,225,608	5.69	1,225,608	3,750,978
8/01/20-8/31/20	145,732	5.84	145,732	3,605,246
9/01/20-9/30/20	0	N/A	0	3,605,246
10/1/20-10/31/20	995,505	5.73	995,505	5,123,395

Total	3,788,454	5.43	3,788,454

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2020 plan year is 6,118,900.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ending October 31, 2020, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(c)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2020

*	Print name and title of each signing officer under his or her signature.